UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2018 (December 18, 2018)

SMAAASH ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 15th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 878-3684

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on December 10, 2018, Smaaash Entertainment Inc. (the “Company”) received a written notice from Listing Qualifications of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company’s common stock and warrants will be delisted from Nasdaq because the Company has not demonstrated compliance with all of the requirements for initial listing on the Nasdaq Capital Market following the previously announced business combination with Smaaash Entertainment Private Limited. Specifically, the Company has not demonstrated that its common stock has a market value of publicly held shares of at least $15 million as required by Listing Rule 5505(b)(1). Additionally, the Company has not provided evidence that its common stock has at least 300 round lot holders as required by Listing Rule 5505(a)(3) and that its warrants have at least 400 round lot holders as required by Listing Rule 5515(a)(4).

On December 17, 2018, the Company requested a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal the delisting determination from the Nasdaq staff. On December 18, 2018, the Company received a letter from Nasdaq confirming the Panel will consider the Company’s appeal at a hearing to be held on January 24, 2019. Therefore, any delisting of the Company’s common stock and warrants from Nasdaq has been stayed, pending a final written decision by the Panel.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2018, Shripal Morakhia tendered his resignation as a director of the Company with immediate effect. Mr. Morakhia’s resignation was not in connection with any disagreement with the Company on any matter relating to its operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 26, 2018

SMAAASH ENTERTAINMENT INC.

By:	/s/ F. Jacob Cherian
Name: F. Jacob Cherian
Title: Chief Executive Officer